UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 7, 2018 (March 1, 2018)

Dean Foods Company

(Exact name of registrant as specified in its charter)

Delaware	1-12755	75-2559681
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Avenue, Suite 3400

Dallas, Texas 75204

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (214) 303-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers

On March 1, 2018, the Compensation Committee (the “Committee”) of the Board of Directors of Dean Foods Company, a Delaware corporation (the “Company”), established objectives for 2018 short-term incentive payments payable in 2019 to the executive officers and other employees of the Company under the Company’s 2018 Short-Term Incentive Compensation Plan.

Short-term incentive payments for executive officers for 2018 will be paid based on the achievement of Company financial performance objectives for 75% of the target payment and each executive officer’s individual performance objectives for the remaining 25%; provided that no short-term incentive compensation will be paid unless the Company achieves a minimum adjusted operating income threshold of at least 80.1% of the consolidated adjusted operating income target established by the Committee. The payout factor for both the financial performance component and the individual performance component of short-term incentive compensation for each executive officer ranges from zero to 200% of each executive officer’s target payment, depending on actual performance in 2018 against the consolidated adjusted operating income target established by the Committee and the officer’s performance rating for 2018. The performance rating is determined by the achievement of the individual performance objectives approved by the Committee.

The portion of the 2018 Short-Term Incentive Compensation Plan applicable to the Company’s executive officers is attached to this Form 8-K as Exhibit 10.1, and this description is qualified entirely by reference thereto.

In addition, on March 1, 2018, the Committee approved changes to the form of Restricted Stock Unit Award Agreement, form of Director’s Restricted Stock Unit Award, form of Performance Share Unit Award Agreement and form of Phantom Shares Award Agreement under the Company’s 2016 Stock Incentive Plan.  The new forms of agreement, which will be used for grants commencing in 2018, were revised to include a forum selection clause and, where applicable, to clarify non-competition provisions, but are otherwise consistent with the prior versions of the respective forms.  The foregoing description is qualified in its entirety by the forms of Restricted Stock Unit Award Agreement, Director’s Restricted Stock Unit Award Agreement, Performance Share Unit Award Agreement and Phantom Shares Award Agreement, filed as Exhibits 10.2 through 10.5 to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Dean Foods Company 2018 Short-Term Incentive Compensation Plan
10.2	Form of Restricted Stock Unit Award Agreement under the Dean Foods Company 2016 Stock Incentive Plan
10.3	Form of Director’s Restricted Stock Unit Award Agreement under the Dean Foods Company 2016 Stock Incentive Plan
10.4	Form of Performance Stock Unit Award Agreement under the Dean Foods Company 2016 Stock Incentive Plan
10.5	Form of Phantom Shares Award Agreement under the Dean Foods Company 2016 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2018	DEAN FOODS COMPANY

	By:	/s/ Russell F. Coleman
Russell F. Coleman
Executive Vice President, General Counsel, Corporate Secretary & Government Affairs